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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: May 14, 2003
                        (Date of earliest event reported)

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                               ASCONI CORPORATION
             (Exact name of registrant as specified in its charter)

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

              Nevada                              0-23712                           91-1395124
 (State or other jurisdiction of         (Commission File Number)                  (IRS Employer
  incorporation or organization)                                                Identification No.)

                        1211 Semoran Boulevard, Suite 141
                           Casselberry, Florida 32707
               (Address of principal executive offices, zip code)

                                 (407) 679-9463
              (Registrant's telephone number, including area code)

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

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         None

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         None

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On May 9, 2003, Thomas Leger & Co., LLP withdrew as the Registrant's independent accountants. During the period of time Thomas Leger & Co., LLP was engaged by the Registrant there have been no disagreements with Thomas Leger & Co., LLP on any Matter of accounting principles, financial statement disclosure, auditing scope or Procedure, which disagreements if not resolved to its satisfaction would have caused Thomas Leger & Co., LLP to make reference thereto in its report to be issued on the financial statements. Attached, as Exhibit "A" hereto, is Thomas Leger & Co., LLP's letter to the SEC reflecting its withdrawal.

         The Registrant has engaged Michaelson & Company, PA as its new independent auditors as of May 12, 2003.

ITEM 5.  OTHER EVENTS

         On or about May 12, 2003 the Company's stock underwent a 10 for one 1 reverse split and the stock symbol of the Company was changed from ASCS to ASCP.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

         None

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         None

ITEM 8.  CHANGE IN FISCAL YEAR

         None

                                 SIGNATURE PAGE

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ASCONI CORPORATION

                                             By: /s/ CONSTANTIN JITARU
                                                 ------------------------
                                                 Constantin Jitaru
                                                 Chairman of the Board and Chief
                                                 Executive Officer

Date:    May 14, 2003

Exhibit "A": Thomas Leger & Co., LLP letter to the SEC


Thomas Leger & Co., L.L.P. Certified Public Accountants
1235 N. Loop West, Suite 907 Houston, Texas 77008-4707
(713) 868-1065 (713)869-3297

May 14, 2003
Securities & Exchange Commission
450 fifth Street, N.W.
Washington, D.C. 20549


Ladies and Gentlemen:

We were previously the independent auditors of ASCONI CORPORATION and under the date of February 28, 2003, we reported on the consolidated balance sheets of ASCONI CORPORATION as of December 31, 2002 and 2001, and the related consolidated statements of income and other comprehensive income, shareholders' equity and cash flows for the years then ended.

We have read the statements made by ASCONI CORPORATION which we understand will be filed with the Commission, pursuant to item 4 of Form 8-K, as part of the Company's form 8-K report dated May 14, 2002. We agree with such statements except that we are not in a position to agree or disagree with ASCONI CORPORATION'S statement Michaelson & Company, PA is its new independent auditors.

Very truly yours,


_______________________________
Thomas Leger & Co., L.L.P.